UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 18, 2013

WINTRUST FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Illinois	001-35077	36-3873352
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9700 W. Higgins Road, Suite 800 Rosemont, Illinois		60018
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (847) 939-9000
Not Applicable
(Former name or former address, if changed since last year)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
On April 17, 2013, Wintrust Financial Corporation (the “Company”) announced earnings for the first quarter of 2013. A copy of the press release relating to the Company’s earnings results is attached hereto as Exhibit 99.1. Certain supplemental information relating to non-GAAP financial measures reported in the attached press release is included on pages 12 and 13 of Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit
99.1	First Quarter 2013 Earnings Release dated April 17, 2013.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINTRUST FINANCIAL CORPORATION (Registrant)

By:	/s/ David L. Stoehr
David L. Stoehr Executive Vice President and Chief Financial Officer
Date: April 18, 2013

INDEX TO EXHIBITS

Exhibit
99.1	First Quarter 2013 Earnings Release dated April 17, 2013.

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